UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 29, 2010
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8 Inverness Drive East, Suite 100
Englewood, Colorado 80112
(Address of principal executive office)
(Registrant’s telephone number, including area code): (303) 483-0044

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     On January 29, 2010, Gasco Energy, Inc. (the “Company”) and its wholly owned subsidiary, Riverbend Gas Gathering, LLC (“Riverbend,” and together with the Company, the “Seller Parties”), entered into an Asset Purchase Agreement (the “Agreement”) with Monarch Natural Gas, LLC (“Monarch”), pursuant to which Riverbend has agreed to sell materially all of the assets comprising the Company’s gas gathering system and its evaporative facilities known as the Desert Spring State Evaporative Facility and the Eight Mile Flat Evaporative Facility, all of which are located in Uintah County, Utah (the “Assets”), to Monarch for total cash consideration of approximately $23 million, subject to certain adjustments. Monarch will also assume certain liabilities relating to the Assets. The closing of the transactions contemplated by Agreement (the “Closing”) is subject to the satisfaction of a number of conditions. The Company expects Closing to occur in the first quarter of 2009.
     Upon Closing, as set forth in the Agreement, the following, among other things, will occur: (i) the Seller Parties will enter into an assignment agreement pursuant to which the Seller Parties will transfer the real property interests relating to the Assets to Monarch; (ii) the Seller Parties and Monarch will enter into a transition services agreement pursuant to which Gasco will provide certain services relating to the operation of the Assets to Monarch for a six-month term commencing at Closing; (iii) the Seller Parties and Monarch will enter into a gas gathering agreement; and (iv) the Seller Parties and the Buyer Parties will enter into a salt water disposal services agreement.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
     On February 1, 2010, the Company issued a press release announcing the sale of the Assets, as set forth in Item 1.01, above. A copy of the press release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Description
10.1	Asset Purchase Agreement dated January 29, 2010 by and among Gasco Energy, Inc., Riverbend Gas Gathering, LLC, and Monarch Natural Gas, LLC.

99.1	Press Release dated February 1, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.
Date: February 3, 2010	By:	/s/ W. King Grant
		Name:	W. King Grant
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement dated January 29, 2010 by and among Gasco Energy, Inc., Riverbend Gas Gathering, LLC, and Monarch Natural Gas, LLC.

99.1	Press Release dated February 1, 2010